UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 21, 2006
NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado	1-31398	75-2811855
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation or organization)	Number)	Identification No.)

2911 South County Road 1260 Midland, Texas	79706
(Address of Principal Executive Offices)	(Zip Code)
432-563-3974
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On November 21, 2006, the Compensation Committee of the Board of Directors of Natural Gas Services Group, Inc. approved increases in the annual salaries of Earl R. Wait, Vice President-Accounting and Treasurer, and James R. Hazlett, Vice President-Technical Services. Effective December 1, 2006, Mr. Wait’s salary was increased from $100,000 to $112,500 per year and Mr. Hazlett’s salary was increased from $105,000 to $115,000 per year.
     In addition to the salary increases, the Compensation Committee also granted stock options on November 21, 2006 to two executive officers. Stephen C. Taylor, Chairman of the Board, President and Chief Executive Officer, was granted an option to purchase 15,000 shares of common stock, and Earl R. Wait was granted an option to purchase 5,000 shares. The options were granted under Natural Gas’ 1998 Stock Option Plan and are “incentive stock options” within the meaning of the Internal Revenue Code of 1986.
     All of the options have an exercise price of $14.22 per share, the fair market value of the Company’s common stock on the date of grant.
     The option granted to Mr. Taylor is exercisable in two equal annual installments commencing on November 21, 2007 and the option granted to Mr. Wait is exercisable in three equal annual installments commencing on November 21, 2007.
     The options expire ten years from the grant date.
     The purchase price of shares as to which an option is exercised must be paid in full at the time of exercise either in cash or by delivering to Natural Gas shares of stock having a fair market value equal to the purchase price, or a combination of cash and stock.

Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
     The exhibits listed below are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit

10.1	Natural Gas Services Group, Inc. 1998 Stock Option Plan, as amended by the Board of Directors on May 9, 2006 and approved by the shareholders on June 20, 2006 (Incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K Report dated May 9, 2006 and filed with the Securities and Exchange Commission on May 15, 2006).

10.2	Form of Nonstatutory Stock Option Agreement for non-employee directors (Incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K Report dated May 9, 2006 and filed with the Securities and Exchange Commission on May 15, 2006).

10.3	Form of Incentive Stock Option Agreement for employees (Incorporated by reference to Exhibit 10.3 of the Registrant’s Form 8-K Report dated May 9, 2006 and filed with the Securities and Exchange Commission on May 15, 2006).

10.4	Form of Nonstatutory Stock Option Agreement for employees and consultants (Incorporated by reference to Exhibit 10.4 of the Registrant’s Form 8-K Report dated May 9, 2006 and filed with the Securities and Exchange Commission on May 15, 2006).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

By:	/s/ Stephen C. Taylor

Stephen C. Taylor, Chairman
of the Board, President and Chief Executive Officer
Dated: November 28, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Natural Gas Services Group, Inc. 1998 Stock Option Plan, as amended by the Board of Directors on May 9, 2006 and approved by the shareholders on June 20, 2006 (Incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K Report dated May 9, 2006 and filed with the Securities and Exchange Commission on May 15, 2006).

10.2	Form of Nonstatutory Stock Option Agreement for non-employee directors (Incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K Report dated May 9, 2006 and filed with the Securities and Exchange Commission on May 15, 2006).

10.3	Form of Incentive Stock Option Agreement for employees (Incorporated by reference to Exhibit 10.3 of the Registrant’s Form 8-K Report dated May 9, 2006 and filed with the Securities and Exchange Commission on May 15, 2006).

10.4	Form of Nonstatutory Stock Option Agreement for employees and consultants (Incorporated by reference to Exhibit 10.4 of the Registrant’s Form 8-K Report dated May 9, 2006 and filed with the Securities and Exchange Commission on May 15, 2006).